SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K
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                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                 Date of earliest event reported: March 30, 2001


                             VIASYSTEMS GROUP, INC.
             (Exact Name of Registrant as Specified in Its Charter)


                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)


       001-15755                                        75-2668620
(Commission File Number)                    (I.R.S. Employer Identification No.)

101 SOUTH HANLEY ROAD, ST. LOUIS, MO                       63105
(Address of Principal Executive Offices)                (Zip Code)

                                 (314) 727-2087
              (Registrant's Telephone Number, Including Area Code)

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Item 5.  Other Events.


         On March 30, 2001, Viasystems Group, Inc. (the "Registrant") issued a press release announcing the appointment of the Rt. Honorable Brian Mulroney, P.C., LL.D., as a director of the Registrant. A copy of the press release issued by the Registrant is attached as an exhibit hereto.

Item 7.  Financial Statements and Exhibits.

         (a)    Not applicable.

         (b)    Not applicable.

         (c)    Exhibits.

                99.1   Press Release issued by the Registrant on March 30, 2001.


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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  March 30, 2001

                                     VIASYSTEMS GROUP, INC.


                                     By:  /s/ James N. Mills
                                          --------------------------------------
                                           James N. Mills
                                           Chairman and Chief Executive Officer

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                                  EXHIBIT INDEX


Exhibit
Number            Description

  99.1            Press Release issued by the Registrant on March 30, 2001.